AMENDMENT NO. 3

TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT dated as of April 20, 2017 (the “Amendment”) among (1) JUS-COM, INC., an Indiana corporation (the “Initial Borrower”), (2) FTE NETWORKS, INC., a Nevada corporation (“Holdings”), (3) the lenders party hereto, and (4) LATERAL JUSCOM FEEDER LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A. The Initial Borrower, Holdings, each lender from time to time party thereto (the “Lenders”), and the Administrative Agent have entered into that certain Credit Agreement dated as of October 28, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, including pursuant to the Amendment No. 1 to Credit Agreement dated as of April 5, 2016, and Amendment No. 2 to Credit Agreement dated as of September 30, 2016, the “Existing Credit Agreement” and as amended, restated, supplemented or otherwise modified from time to time including pursuant hereto, the “Credit Agreement”).

B. The Initial Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to, among other matters, provide additional extensions of credit, and the Administrative Agent and each of the Lenders party hereto are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement or, if not defined therein, the Credit Agreement as modified by this Amendment.

SECTION 2. Amendments to Loan Documents; Other Agreements. (a) Subject to the terms and conditions set forth herein, on the Third Amendment Effective Date (as defined below):

(i) the Existing Credit Agreement shall be amended to incorporate the changes reflected in, and read in its entirety as set forth in, the form attached hereto as Annex A; and

(ii) Exhibits B-1, B-2, H-1 and P-1 to the Credit Agreement shall mean and refer to Exhibits B-1, B-2, H-1 and P-1 attached to this Amendment.

(b) On the Third Amendment Effective Date, each Person executing this Amendment in its capacity as a “Lender” under the Credit Agreement hereby consents to this Amendment and the terms and provisions thereof.

(c) The Credit Parties hereby acknowledge and agree that:

(i) as of the last day of the calendar month most recently ended prior to the date hereof, the outstanding principal amount of the Term Loans (inclusive of all Principal Increases) was $[●], which Term Loans constitute valid and subsisting obligations of the Credit Parties to the Lenders and are not subject to any credit, offset, defense, claim, counterclaim or adjustment of any kind; and

(ii) in connection with the Amendment No. 1 to Credit Agreement dated as of April 5, 2016, the Credit Parties agreed to pay to the Lenders composing the Lateral Entities a fee equal to $240,000, and to pay to the Lenders composing the WP Entities a fee equal to $240,000, and that such fees remain unpaid as of the Third Amendment Effective Date. The Lenders hereby agree that such fees shall be paid, effective as of March 31, 2017, by being added to the principal amount outstanding in respect of the Term Loans of the corresponding Lenders (and applied ratably among the Term Loans of the Lenders composing the Lateral Entities and WP Entities, as the case may be), and thereafter shall accrue interest in accordance with the terms of the Credit Agreement.

(d) Holdings has advised the Administrative Agent and the Lenders that (i) FTE Properties, LLC and UBIQ Communications, LLC (each a Subsidiary of Holdings and herein referred to as the “Designated Subsidiaries”) hold no assets, are otherwise not in good standing in their respective jurisdictions of organization, and are likely to be administratively dissolved, (ii) the Credit Parties have potentially accrued certain payroll tax liabilities for activities arising prior to the Third Amendment Effective Date (all as disclosed to the Administrative Agent prior to the Third Amendment Effective Date and herein referred to the “Designated Tax Liabilities”), and (iii) Messrs. Palleschi and Lethem (affiliates of Holdings and herein referred to herein as the “Designated Individuals”) have collectively advanced an aggregate of $777,000 to Holdings (the “Related Party Payables”) and that the Designated Individuals have requested that all such Related Party Payables be repaid following the Third Amendment Effective Date. The Administrative Agent and the Lenders hereby agree (effective with the Third Amendment Effective Date) that (i) so long as neither Designated Subsidiary holds any assets, neither the fact that the Designated Subsidiaries are not in good standing in their respective jurisdictions of organization and are likely to be administratively dissolved nor the actual administrative dissolution of either or both of the Designated Subsidiaries shall constitute an Event of Default, (ii) so long as the aggregate liability in respect of the Designated Tax Liabilities does not exceed $1.8 million, the representations and warranties in Section 3.10 of the Credit Agreement, and the covenant in Section 4.7(a) of the Credit Agreement, shall be deemed qualified by reference to the existence of the Designated Tax Liabilities, and (iii) so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom, and (B) Holdings shall have paid all amounts otherwise due and payable in respect of the Benchmark Indebtedness for the month most recently ended prior to the proposed payment date, Holdings may repay the Related Party Payables not more frequently than monthly and then in an amount in any month not greater than the lesser of (1) $100,000, and (2) 20% of the “Monthly Excess Cash Flow” (as defined in the Benchmark Subordination Agreement), giving effect to the $4.0 million minimum unrestricted cash and cash equivalents qualification set forth in the definition of “Monthly Excess Cash Flow Amount” (as defined in the Benchmark Subordination Agreement).

SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective (the “Third Amendment Effective Date”) upon satisfaction of the following conditions in a manner reasonably satisfactory to the Administrative Agent and the Lenders:

(a) The Administrative Agent shall have received executed counterparts of the following documents and instruments or such other items as are described below, as the case may be:

(i) this Amendment, duly executed and delivered by the Initial Borrower, Holdings, the Administrative Agent and each of the Lenders;

(ii) a Consent and Reaffirmation, in the form attached hereto as Annex C, duly executed and delivered by the Initial Borrower, Holdings and each other Credit Party;

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(iii) a fee agreement, in form and substance acceptable to the Administrative Agent, duly executed and delivered by the Initial Borrower, Holdings, each other Credit Party and the Affiliate of the Administrative Agent party thereto (the “Amendment Fee Letter”);

(iv) a Notice of Borrowing in respect of the Third Amendment Term Loans;

(v) if requested by the Lender with the Third Amendment TL Commitment, a Third Amendment Term Note evidencing the Third Amendment Term Loans advanced on the Third Amendment Effective Date;

(vi) the Holdings Assumption Agreement, duly executed and delivered by the parties signatory thereto;

(vii) the Benchmark Subordination Agreement, duly executed and delivered by the parties signatory thereto;

(viii) a solvency certificate from the chief executive officer or chief financial officer of Holdings in substantially the form of Exhibit 2.1(c) to the Credit Agreement; and

(ix) a certificate of a Responsible Officer of Crosslayer, Inc., a newly organized subsidiary of Holdings (“Crosslayer”), and each Credit Party (other than the Designated Subsidiaries) dated the Third Amendment Effective Date, certifying (A) that attached thereto is (1) a true and complete copy of a certificate as to the good standing of Crosslayer and each Credit Party (in so-called “long-form” if available), as of a recent date, from the Secretary of State of the state of its organization (or other applicable Governmental Authority to the extent available), (2) a true and complete copy of each Organization Document of Crosslayer and each Credit Party certified as of a recent date by the Secretary of State of the state of its organization (or, if any such Organizational Document of a Credit Party has not been amended, restated, supplemented, or otherwise modified since the Closing Date, certifying the absence of any amendments, restatements, supplements, or modifications to such Organizational Documents of such Credit Party), (3) a true and complete copy of resolutions duly adopted by the board of directors or similar governing body of Crosslayer and each Credit Party authorizing the execution, delivery and performance of this Amendment and each other document or instrument required to be delivered in connection herewith, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (4) a true and complete copy of the Benchmark Purchase Agreement and each other document or instruments to be executed and delivered in connection with the consummation of the Benchmark Acquisition, and (B) as to the incumbency and specimen signature of each officer executing this Amendment or any other document or instrument delivered in connection herewith on behalf of Crosslayer or any Credit Party (together with a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate in this clause (ix)).

(b) Evidence reasonably satisfactory to the Administrative Agent that, in accordance with the Benchmark Purchase Agreement, the Benchmark Acquisition has been consummated (or will be consummated concurrently) with the funding of the Third Amendment Term Loans.

(c) There shall not exist any judgment, decree or order of any Governmental Authority which would prevent the performance of this Amendment, the Credit Agreement (as modified hereby), the Benchmark Acquisition or the transactions contemplated hereby or declare unlawful this Amendment or the other transactions contemplated hereby.

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(d) The Administrative Agent and the Lenders shall have received all documentation and other information requested by the Administrative Agent or any Lender and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act.

(e) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Administrative Agent.

It shall be a condition subsequent to the Third Amendment Effective Date that each of the following conditions subsequent are satisfied (and the failure to satisfy such conditions subsequent shall constitute an immediate Event of Default):

(a) the Administrative Agent shall have received (unless extended by the Administrative Agent in the exercise of its sole discretion):

(i) no later than April 21, 2017:

(A) amended and restated Schedules 3.18, 3.19, 3.25, 5.1, 5.4, 5.5, and 5.9 to the Existing Credit Agreement (giving pro forma effect to the Benchmark Acquisition), each of which shall be acceptable to the Administrative Agent and the Lenders;

(B) a Perfection Certificate, duly executed and delivered by (A) Benchmark, (B) Crosslayer, and (C) each Credit Party;

(C) the Benchmark Assumption Agreement, duly executed and delivered by the parties signatory thereto;

(D) a joinder agreement (in the form attached to the Guaranty and Security Agreement) duly executed and delivered by Benchmark, each other Credit Party thereto and the Administrative Agent;

(E) a joinder agreement (in the form attached to the Guaranty and Security Agreement) duly executed and delivered by Crosslayer, each other Credit Party thereto and the Administrative Agent;

(F) (1) a pledge amendment (in the form attached to the Guaranty and Security Agreement) duly executed by Holdings in respect of the Stock of Benchmark acquired with the proceeds of the Third Amendment Term Loans, (2) all certificates evidencing the Stock of Benchmark acquired in the Benchmark Acquisition, accompanied by instruments of transfer or stock powers undated and endorsed in blank, and (3) UCC financing statements in appropriate form for filing under the UCC, filings with the United States Patent and Trademark Office and United States Copyright Office and such other documents under applicable Requirements of Law in each United States jurisdiction as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to perfect the Liens created, or purported to be created, by Benchmark pursuant to the Collateral Documents;

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(G) a certificate of a Responsible Officer of Benchmark, certifying (A) that attached thereto is (1) a true and complete copy of a certificate as to the good standing of Benchmark (in so-called “long-form” if available), as of a recent date, from the Secretary of State of the state of its organization (or other applicable Governmental Authority to the extent available), (2) a true and complete copy of each Organization Document of Benchmark certified as of a recent date by the Secretary of State of the state of its organization, and (3) a true and complete copy of resolutions duly adopted by the board of directors or similar governing body of Benchmark authorizing the execution, delivery and performance of the Benchmark Assumption Agreement, the Credit Agreement (as supplemented thereby) and each other document or instrument required to be delivered in connection herewith, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (B) as to the incumbency and specimen signature of each officer executing the Benchmark Assumption Agreement or any other document or instrument delivered in connection herewith or therewith on behalf of Benchmark (together with a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate in this clause (F));

(H) (1) a pledge amendment (in the form attached to the Guaranty and Security Agreement) duly executed by Holdings in respect of the Stock of Crosslayer, (2) all certificates evidencing the Stock of Crosslayer, accompanied by instruments of transfer or stock powers undated and endorsed in blank, (3) UCC financing statements in appropriate form for filing under the UCC, filings with the United States Patent and Trademark Office and United States Copyright Office and such other documents under applicable Requirements of Law in each United States jurisdiction as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to perfect the Liens created, or purported to be created, by Crosslayer pursuant to the Collateral Documents, and (4) copies of UCC, United States Patent and Trademark Office, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name Benchmark, Crosslayer or any Credit Party as debtor and that are filed in those state and county jurisdictions in which any property of Benchmark, Crosslayer or any Credit Party is located and the state and county jurisdictions in which Benchmark, Crosslayer or any Credit Party is organized or maintains its principal place of business and such other searches that the Administrative Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Permitted Liens);

(ii) no later than April 28, 2017:

(A) for the benefit of the Lender with the Third Amendment TL Commitment, the Administrative Agent shall have received a number of shares of common Stock of Holdings representing an aggregate of 10.0% (determined on a fully diluted basis after giving effect to the consummation of the Benchmark Acquisition and all Stock and Stock Equivalents (or securities convertible into or exchangeable for Stock and\or Stock Equivalents) issued in connection therewith) of the outstanding Stock and Stock Equivalents of Holdings, accompanied by supporting evidence (in form and substance reasonably acceptable to the Administrative Agent) that the issuance of such shares have been duly authorized and issued in accordance with the Organizational Documents of Holdings and all Requirements of Law; and

(B) the Administrative Agent shall have received (for the benefit of the applicable Persons described therein) all Stock contemplated to be issued pursuant to the Conditional Termination of Redemption Rights Agreement dated on or about the Third Amendment Effective Date among Holdings and the Lenders party thereto;

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(iii) no later than April [●], 2017:

(A) a legal opinion from K&L Gates LLP, designated transactional counsel to Benchmark and the Credit Parties, and from such other counsel as the Administrative Agent may reasonably request, each in form and substance reasonably satisfactory to the Administrative Agent;

(B) updated certificates evidencing the record ownership of Holdings of all of the issued and outstanding Stock of Benchmark, accompanied by instruments of transfer or stock powers undated and endorsed in blank;

(C) customary insurance certificates and endorsements thereto in form and substance reasonably satisfactory to the Administrative Agent naming the Administrative Agent (on behalf of the Lenders) as an additional insured or loss payee (and mortgagee), as the case may be, under all insurance policies to be maintained with respect to the properties of the Credit Parties (including Benchmark and Crosslayer) forming part of the Collateral; and

(iv) no later than May [●], 2017:

(A) the Administrative Agent shall have received Control Agreements in respect of all Deposit Accounts of Benchmark and (to the extent not otherwise in effect on the Third Amendment Effective Date) each Credit Party; and

(B) the Administrative Agent shall have received such other documents and instruments as the Administrative Agent may reasonably request to evidence (or further evidence) that the Administrative Agent has a perfected, first priority Lien in all Collateral, subject only to Permitted Liens.

SECTION 4. Representations and Warranties. The Initial Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Each Credit Party and each of their respective Subsidiary (i) is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable; (ii) has the power and authority and all governmental licenses, authorizations, Permits, consents and approvals to own its assets, carry on its business and execute, deliver, and perform its obligations under, this Amendment (and the Credit Agreement); (iii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification or license; and (iv) is in compliance with all Requirements of Law; except, in each case referred to in clause (iii) or clause (iv), to the extent that the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b) The execution, delivery and performance by each of the Credit Parties of this Amendment have been duly authorized by all necessary action, and do not and will not (i) contravene the terms of any of that Person’s Organization Documents, (ii) conflict with or result in any material breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject, or (iii) violate any material Requirement of Law in any material respect.

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(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party or any Subsidiary of any Credit Party of this Amendment (or the Credit Agreement) except (a) for recordings and filings in connection with the Liens granted to the Administrative Agent under the Collateral Documents and (b) those obtained or made on or prior to the Third Amendment Effective Date.

(d) This Amendment (and the Credit Agreement) constitute the legal, valid and binding obligations of the Initial Borrower and Holdings, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Third Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment on the Third Amendment Effective Date. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(b) The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case, as amended by this Amendment. Furthermore, the Initial Borrower and Holdings acknowledge that neither Person has any offsets or defenses to its obligations under the Loan Documents to which it is a party and no claims or counterclaims against the Administrative Agent or any Lender.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a modification, acceptance or waiver of any other provision of any of the Loan Documents. No failure or delay or course of dealing on the part of the Administrative Agent and Lenders in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies provided in the Loan Documents are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent and the Lenders would otherwise be entitled to exercise. No notice to or demand on any Credit Party in any case shall entitle any such Person to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent and the Lenders to any other or further action in any circumstances without notice or demand

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or .pdf shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 7. Miscellaneous. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Sections 9.18(b), 9.18(c), 9.18(d), and 9.19 of the Credit Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and the parties hereto hereby agree that such provisions shall apply to this Amendment with the same force and effect as if set forth herein in their entirety.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INITIAL BORROWER:	JUS-COM, INC.

By:
	Name:	Michael Palleschi
	Title:	Chief Executive Officer

HOLDINGS:	FTE NETWORKS, INC.

By:
	Name:	Michael Palleschi
	Title:	CEO/President

Signature Page to Amendment No. 3 to Credit Agreement

JUS-COM, Inc.

LATERAL JUSCOM FEEDER LLC, as Administrative Agent

By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

LATERAL JUSCOM FEEDER LLC, as a Lender

By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

LATERAL FTE FEEDER LLC, as a Lender

By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

LATERAL U.S. CREDIT OPPORTUNITIES FUND, L.P., as a Lender

By:	Lateral Credit Opportunities, LLC, its General Partner

By:
Richard de Silva, Manager

Signature Page to Amendment No. 3 to Credit Agreement

JUS-COM, Inc.

ANNEX A

REDLINE VERSION OF

CREDIT AGREEMENT AS AMENDED BY AMENDMENT NO. 3

[Attached]

ANNEX B

RESERVED

ANNEX C

CONSENT AND REAFFIRMATION

April 20, 2017

Reference is made to (i) that certain Credit Agreement, dated as of October 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among (1) JUS-COM, INC., an Indiana corporation (the “Initial Borrower”), (2) FTE NETWORKS, INC., a Nevada corporation (“Holdings”), (3) the lenders party hereto, and (4) LATERAL JUSCOM FEEDER LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and (ii) Amendment No. 3 to Credit Agreement dated as of April 20, 2017 (the “Amendment”) among the Initial Borrower, Holdings, the Lenders party thereto, and the Administrative Agent. Capitalized terms used but not otherwise defined in this Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Amendment.

Each Credit Party hereby consents to the execution, delivery and performance of the Amendment and the Existing Credit Agreement (as modified by the Amendment upon the satisfaction of the conditions set forth in Section 3 of the Amendment) and agrees that each reference to the Existing Credit Agreement in the Loan Documents shall, on and after the Third Amendment Effective Date, be deemed to be a reference to the Existing Credit Agreement as amended by the Amendment on the Third Amendment Effective Date. The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by the Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case, as amended by the Amendment. Furthermore, each Credit Party acknowledges that such Credit Party has no offsets or defenses to its obligations under the Loan Documents to which it is a party and no claims or counterclaims against the Administrative Agent or any Lender.

This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent and Reaffirmation as of the date first set forth above.

JUS-COM, INC., an Indiana corporation

By:
Name:
Title:

FTE NETWORKS, INC., a Nevada corporation

By:
Name:
Title:

UBIQ COMMUNICATIONS, LLC, a Nevada limited liability company

By:
Name:
Title:

FOCUS VENTURE PARTNERS, INC., a Nevada corporation

By:
Name:
Title:

FTE HOLDINGS, LLC, a Nevada limited liability company

By:
Name:
Title:

FTE PROPERTIES, LLC, a Nevada limited liability company

By:
Name:
Title:

FOCUS FIBER SOLUTIONS, LLC, a Delaware limited liability company

By:
Name:
Title:

FOCUS WIRELESS, LLC, a Delaware limited liability company

By:
Name:
Title:

OPTOS CAPITAL PARTNERS, LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Consent and Reaffirmation

EXHIBIT B-1

FORM OF BENCHMARK ASSUMPTION AGREEMENT

[Attached]

DRAFT: APRIL 14, 2017

BENCHMARK ASSUMPTION AGREEMENT

BENCHMARK ASSUMPTION AGREEMENT dated as of April [●], 2017 (the “Agreement”) among (1) BENCHMARK BUILDERS, INC., a New York corporation (“Benchmark”), (2) each other Person composing the Borrower under the below-referenced Credit Agreement, (3) the other Credit Parties, (4) LATERAL JUSCOM FEEDER LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and (5) the Lenders party to the below referenced Credit Agreement.

RECITALS:

WHEREAS, this Agreement is entered into pursuant to that certain Amendment No. 3 to Credit Agreement dated as of April [●], 2017 (the “Amendment”) among (inter alios) FTE Networks, Inc., a Nevada corporation (“Holdings”), and the Administrative Agent, that amends that certain Credit Agreement dated as of October 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined in the Credit Agreement (after giving effect to the Amendment) and not otherwise defined herein are used herein as therein defined) among (inter alios) Holdings and the Administrative Agent;

WHEREAS, it is a condition subsequent to the effectiveness of the Amendment that Benchmark assume (on a joint and several basis with each other Person composing the Borrower) the Obligations of the Borrower under the Credit Agreement; and

WHEREAS, in order to induce the Administrative Agent and the Lenders to execute and deliver the Amendment, and to make the Third Amendment Term Loans contemplated by the Credit Agreement, Benchmark desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph.

NOW, THEREFORE, in consideration of the foregoing and the other benefits accruing to Benchmark, the receipt and sufficiency of which are hereby acknowledged, Benchmark covenants and agrees with the Administrative Agent and each Lender as follows:

(1)	Agreement.

(a)	Benchmark hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it shall become a party to the Credit Agreement and the other Loan Documents and it shall be fully bound by, and subject to, and assumes all of the covenants, terms, obligations (including, without limitation, all payment obligations) and conditions of the Credit Agreement and the other Loan Documents applicable to a Person composing the Borrower thereunder as though originally party thereto as the Borrower, and Benchmark shall be deemed a Person composing the Borrower (together with each other Person composing the Borrower under the Credit Agreement) for all purposes of the Credit Agreement from and after the date hereof.

(b)	By its signature below, each other Person composing the Borrower, the Lenders and the Administrative Agent hereby agrees and consents to Benchmark becoming bound by, and subject to, the terms and conditions of the Credit Agreement as provided herein, and agrees and acknowledges that Benchmark shall be afforded the benefits of the Borrower under the Credit Agreement, in accordance with the terms and conditions thereof as provided herein, in each case as fully and the same as if Benchmark was originally party thereto as a Person composing the Borrower thereunder.

(c)	Benchmark acknowledges and confirms that it has received a copy of the Credit Agreement, the other Loan Documents and all schedules and exhibits thereto and has reviewed and understands all of the terms and provisions thereof.

(2)	Effect of this Agreement. Except as expressly provided in this Agreement, the Credit Agreement shall remain in full force and effect, without modification or amendment.

(3)	Successors and Assigns; Entire Agreement. This Agreement is binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns. This Agreement, the Credit Agreement and the Loan Documents set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement is a Loan Document.

(4)	Headings and Counterparts. The descriptive headings of this Agreement are for convenience or reference only and do not constitute a part of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by way of facsimile transmission or other electronic transmission capable of authentication, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

(5)	Miscellaneous. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Sections 9.18(b), 9.18(c), 9.18(d), and 9.19 of the Credit Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and the parties hereto hereby agree that such provisions shall apply to this Amendment with the same force and effect as if set forth herein in their entirety.

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DRAFT: APRIL 14, 2017

IN WITNESS WHEREOF, Benchmark, the Lenders the Administrative Agent have executed this Agreement as of the date first written above.

BENCHMARK:	BENCHMARK BUILDERS, INC.

By:
Name:
Title:

[Signature Page – Benchmark Assumption Agreement]

ADMINISTRATIVE AGENT:	LATERAL JUSCOM FEEDER LLC, as Administrative Agent

	By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

LENDER:	LATERAL JUSCOM FEEDER LLC, as a Lender

	By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

LENDER:	LATERAL FTE FEEDER LLC, as a Lender

	By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

LENDER:	LATERAL U.S. CREDIT OPPORTUNITIES FUND, L.P., as a Lender

	By:	Lateral Credit Opportunities, LLC, its General Partner

By:
Richard de Silva, Manager

[Signature Page – Benchmark Assumption Agreement]

DRAFT: APRIL 14, 2017

AGREED AND CONSENTED TO BY THE PERSONS COMPOSING THE BORROWER AND EACH OTHER CREDIT PARTY:

INITIAL BORROWER:	JUS-COM, INC.

By:
Name:
Title:

HOLDINGS:	FTE NETWORKS, INC.

By:
Name:
Title:

OTHER CREDIT PARTIES:	UBIQ COMMUNICATIONS, LLC, a Nevada limited liability company

By:
Name:
Title:

FOCUS VENTURE PARTNERS, INC., a Nevada corporation

By:
Name:
Title:

FTE HOLDINGS, LLC, a Nevada limited liability company

By:
Name:
Title:

[FTE PROPERTIES, LLC, a Nevada limited liability company]

By:
Name:
Title:

[Signature Page – Benchmark Assumption Agreement]

FOCUS FIBER SOLUTIONS, LLC, a Delaware limited liability company

By:
Name:
Title:

FOCUS WIRELESS, LLC, a Delaware limited liability company

By:
Name:
Title:

OPTOS CAPITAL PARTNERS, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page – Benchmark Assumption Agreement]

EXHIBIT B-2

FORM OF BENCHMARK SUBORDINATION AGREEMENT

[Attached]

SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of April 20, 2017, by and among Brian McMahon, a natural person, as a Subordinated Creditor (“McMahon”), Fred Sacramone, a natural person, as a Subordinated Creditor (“Sacramone” and, together with McMahon, the “Initial Subordinated Creditors”), FTE NETWORKS, INC., a Nevada corporation (“Holdings”), each of the subsidiaries of Holdings signatory hereto (such subsidiaries, together with Holdings, the “Companies”), and LATERAL JUSCOM FEEDER LLC, as Senior Agent.

R E C I T A L S

A. The Companies, Senior Agent and Senior Lenders have entered into the Credit Agreement dated a of October 28, 2015 (as the same has been and may further be amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”) pursuant to which, among other things, Senior Lenders have agreed, subject to the terms and conditions set forth in the Senior Credit Agreement, to make certain loans to Companies named therein. All of the Companies’ obligations to Senior Agent and Senior Lenders under the Senior Credit Agreement and the other Senior Debt Documents are secured by liens on and security interests in the Collateral (as hereinafter defined).

B. As an inducement to and as one of the conditions precedent to the agreement of Senior Agent and Senior Lenders to consummate the transactions contemplated by that certain Amendment No. 3 to Credit Agreement dated as of the date hereof (the “Senior Amendment”) and to make the Third Amendment Term Loans (as defined therein) thereunder, the proceeds of which are being used, among other purposes, to finance the acquisition of Benchmark Builders, Inc., a New York corporation (“Benchmark”), Senior Agent and Senior Lenders have required the execution and delivery of this Agreement by the Initial Subordinated Creditors and the Companies (including, without limitation, Benchmark via execution of an assumption agreement) in order to set forth the relative rights and priorities of Senior Agent, Senior Lenders and Subordinated Creditors under the Senior Debt Documents and the Subordinated Debt Documents.

NOW, THEREFORE, in order to induce Senior Agent and Senior Lenders to consummate the transactions contemplated by the Senior Amendment and to make the Third Amendment Term Loans (as defined therein) thereunder, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Definitions. The following terms shall have the following meanings in this Agreement:

“Affiliate” of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director, manager, member, managing member, general partner or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 5% or more of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

“Benchmark 18 Month Notes” shall mean each of the Series C Promissory Notes dated as of the date hereof and delivered by Holdings to the Subordinated Creditors in connection with the consummation of the transactions contemplated by the Benchmark Purchase Agreement, together with any notes issued in substitution or exchange thereof.

“Benchmark 24 Month Notes” shall mean each of the Series A Promissory Notes dated as of the date hereof and delivered by Holdings to the Subordinated Creditors pursuant to the Benchmark Purchase Agreement, together with any notes issued in substitution or exchange thereof.

“Benchmark 36 Month Notes” shall mean each of the Series B Promissory Notes dated as of the date hereof and delivered by Holdings to the Subordinated Creditors pursuant to the Benchmark Purchase Agreement, together with any notes issued in substitution or exchange thereof.

“Benchmark Purchase Agreement” shall mean the Stock Purchase Agreement dated as of March 9, 2017, and amended as of April 20, 2017, among Holdings, Benchmark Builders, Inc., a New York corporation (“BBI”), and the stockholders of BBI, including the Subordinated Creditors, as amended, restated, supplemented, or otherwise modified.

“Collateral” shall mean all of the existing or hereafter acquired property, whether real, personal or mixed, of each Company.

“Disposition” shall mean, with respect to any interest in property, the sale, lease, license or other disposition of such interest in such property.

“Distribution” shall mean, with respect to any indebtedness or obligation, (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation, or (b) any redemption, purchase or other acquisition of such indebtedness or obligation by any Person.

“Enforcement Action” shall mean (a) except to the extent constituting a Permitted Subordinated Debt Payment, to take from or for the account of any Company or any guarantor of the Subordinated Debt, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Company or any such guarantor with respect to the Subordinated Debt, (b) to initiate or participate with others in any suit, action or proceeding against any Company or any such guarantor to (i) sue for or enforce payment of the whole or any part of the Subordinated Debt, (ii) commence or join with other Persons to commence a Proceeding, or (iii) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Debt, (c) to accelerate the Subordinated Debt, (d) to take any action to enforce any rights or remedies with respect to the Subordinated Debt, (e) to exercise any put option or to cause any Company or any such guarantor to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document or (f) to exercise any rights or remedies of a creditor under the Subordinated Debt Documents or applicable law or take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Company or any such guarantor.

“Lateral Loan Documents” shall mean the Senior Credit Agreement and all other agreements, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time.

“Monthly Excess Cash Flow” shall mean, for each fiscal month of Holdings, without duplication, the result of (a) the net income of Holdings for such month, plus (b) the sum of (i) depreciation for such month, and (ii) amortization for such month, minus (c) the sum of (i) tax obligations (including a reserve for estimated tax liabilities), capital expenditures and other investments made during such month, (ii) payments made on account of the Senior Debt Documents and equipment financings during such month, and (iii) the amount (to the extent a positive number) by which accounts payable exceeds billed and unbilled accounts receivable as of the end of such month, in each case, determined on a consolidated basis in accordance with generally accepted accounting principles.

“Monthly Excess Cash Flow Amount” shall mean, for any fiscal month of Holdings, an amount equal to (a) 80% of Monthly Excess Cash Flow for such month, minus (b) such amounts such that, immediately after giving effect to any applicable payment on the Benchmark 18 Month Notes or the Benchmark 36 Month Notes, as the case may be, Benchmark has unrestricted cash and cash equivalents of not less than $4,000,000.

“Paid in Full,” “Payment in Full,” “paid in full” or “payment in full” shall mean, as of any date of determination with respect to the Senior Debt, that: (a) all of such Senior Debt (other than contingent indemnification obligations not yet due and payable or with respect to which a claim has not been asserted has been paid in full in cash), (b) no Person has any further right to obtain any loans or other extensions of credit under the Senior Debt Documents, and (c) any costs, expenses and contingent indemnification obligations which are not yet due and payable but with respect to which a claim has been or may reasonably be expected to be asserted by Senior Agent or a Senior Lender, are backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to Senior Agent) or cash collateralized, in each case in an amount reasonably estimated by Senior Agent to be the amount of costs, expenses and contingent indemnification obligations that may become due and payable.

“Permitted Refinancing” shall mean any refinancing or replacement of the Senior Debt under the Lateral Loan Documents (or any Permitted Refinancing Senior Debt Documents).

“Permitted Refinancing Senior Debt Documents” shall mean any financing documentation which replaces the Lateral Loan Documents (or any Permitted Refinancing Senior Debt Documents) and pursuant to which the Senior Debt under the Lateral Loan Documents (or any Permitted Refinancing Senior Debt Documents) is refinanced or replaced, whether by the same or any other Senior Agent, lender or group of lenders, as such financing documentation may be amended, supplemented or otherwise modified from time to time in compliance with this Agreement.

“Permitted Subordinated Debt Payments” shall mean:

(a) regularly scheduled payments of interest in-kind (and, for purposes of clarification, not in cash) on the Subordinated Debt as set forth in the Benchmark 24 Month Notes and the Benchmark 36 Month Notes, as the case may be, to the extent due and payable on a non-accelerated basis in accordance with the terms of the Subordinated Debt Documents as in effect on the date hereof.

(b) payments made on account of the Benchmark 36 Month Notes; provided, that:

(i) (A) no Senior Default shall have occurred and be continuing or would result therefrom, and (B) the Benchmark 18 Month Notes have been paid in full and have otherwise been retired;

(ii) no payment shall be made more frequently than once per fiscal month; and

(iii) the aggregate principal amount that may be repaid in any instance shall not exceed the Monthly Excess Cash Flow Amount for the fiscal month most recently ended prior to the repayment date for which financial statements, and supporting calculations supporting the calculation of the Monthly Excess Cash Flow Amount, have been delivered to and approved by the Senior Agent.

(c) payments made on account of the Benchmark 36 Month Notes; provided, that:

(i) (A) no Senior Default shall have occurred and be continuing or would result therefrom, and (B) the Benchmark 18 Month Notes have been paid in full and have otherwise been retired; and

(ii) any such payment (A) shall be made solely from the identifiable net cash proceeds of an offering of equity securities of Holdings or any subsidiary thereof (and (I) if such proceeds represent proceeds from an offering of convertible debt securities, the issuance of such convertible debt securities is permitted in accordance with the Senior Debt Documents as in effect from time to time and (II) in the case of any offering of equity securities by a subsidiary of Holdings, solely to the extent representing net cash proceeds received from a Person other than Holdings or another subsidiary of Holdings), and (B) shall not exceed an amount equal to 80% of such net cash proceeds.

(d) payment at the stated maturity date of the Benchmark 24 Month Notes and the Benchmark 36 Month Notes (each as in effect on the date hereof), provided, that, no Senior Default shall have occurred and be continuing or would result therefrom.

“Person” shall mean any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

“Senior Agent” shall mean Lateral Juscom Feeder LLC, as agent for the Senior Lenders, or any other Person appointed by the holders of the Senior Debt as administrative agent for purposes of the Senior Debt Documents and this Agreement.

“Senior Amendment” shall have the meaning set forth in the recitals hereto.

“Senior Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Senior Debt” shall mean all obligations, liabilities and indebtedness of every nature of the Companies from time to time owed to Senior Agent or any Senior Lender under the Senior Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code together with any interest, fees, costs and expenses accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest, fees, costs and expenses are allowed; provided, however, that the aggregate principal amount of borrowed money constituting Senior Debt shall not exceed an amount equal to (1) $30,500,000 minus (2) other than any payments received in connection with a Permitted Refinancing, principal payments received by the Senior Lenders in respect of the borrowed money constituting Senior Debt (such limitation to exclude any fees or interest paid-in-kind or otherwise accreted to the principal amount of loans outstanding under the Senior Debt Documents). Senior Debt shall be considered to be outstanding whenever any loan commitment under the Senior Debt Document is outstanding.

“Senior Debt Documents” shall mean the Lateral Loan Documents and, after the consummation of any Permitted Refinancing, the Permitted Refinancing Senior Debt Documents.

“Senior Default” shall mean any “Default” or “Event of Default” under the Senior Debt Documents.

“Senior Lenders” shall mean the holders of the Senior Debt.

“Senior Secured Parties” shall mean Senior Agent and Senior Lenders.

“Subordinated Creditor” shall mean each Initial Subordinated Creditor and each other holder of Subordinated Debt.

“Subordinated Debt” shall mean all of the obligations of the Companies to Subordinated Creditors evidenced by or incurred pursuant to the Subordinated Debt Documents.

“Subordinated Debt Documents” shall mean the Benchmark 24 Month Notes, the Benchmark 36 Month Notes, any guaranty with respect to the Subordinated Debt, and all other documents, agreements and instruments now existing or hereinafter entered into in connection with Benchmark 24 Month Notes and Benchmark 36 Month Notes.

2. Subordination.

2.1. Subordination of Subordinated Debt to Senior Debt. Each Company covenants and agrees, and each Subordinated Creditor likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Debt shall be subordinate and subject in right and time of payment, to the extent (including giving effect to subsection 2.3 hereof) and in the manner hereinafter set forth, to the prior payment in full of the Senior Debt. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Agreement.

2.2. Liquidation, Dissolution, Bankruptcy. In the event of any Proceeding involving any Company:

(a) All Senior Debt shall first be paid in full before any Distribution, whether in cash, securities or other property, shall be made to Subordinated Creditors on account of any Subordinated Debt.

(b) Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to Senior Agent (to be held and/or applied by Senior Agent in accordance with the terms of the Senior Debt Documents) until all Senior Debt is paid in full. Subordinated Creditors irrevocably authorize, empower and direct any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to Senior Agent. Subordinated Creditors also irrevocably authorize and empower Senior Agent, in the name of Subordinated Creditors, to demand, sue for, collect and receive any and all such Distributions.

(c) Each Subordinated Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by Senior Agent in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Senior Agent its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of such Subordinated Creditor promptly to do so prior to 30 days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Proceeding upon the failure of such Subordinated Creditor to do so prior to 15 days before the expiration of the time to vote any such claim; provided, Senior Agent shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that Senior Agent votes any claim in accordance with the authority granted hereby, Subordinated Creditors shall not be entitled to change or withdraw such vote.

(d) Each Subordinated Creditor agrees that it will consent to, and not object to or oppose any use of cash collateral consented to by Senior Agent or any financing provided by any Senior Lender to any Company (or any financing provided by any other Person consented to by Senior Agent) (collectively, “DIP Financing”) on such terms and conditions as Senior Agent, in its sole discretion, may decide. In connection therewith, any Company may grant to Senior Agent and Senior Lenders or such other lender, as applicable, liens and security interests upon all of the property of such Company, which liens and security interests (i) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the commencement of any Proceeding or at any time thereafter) and all other financing provided by any Senior Lender or consented to by Senior Agent during the Proceeding and (ii) shall be superior in priority to the liens and security interests, if any, in favor of Subordinated Creditors on the property of such Company. If, in connection with any cash collateral use or DIP Financing, any liens and security interests on the Collateral held by Senior Agent are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve out,” or fees owed to the United States Trustee, then the liens on the Collateral of Subordinated Creditors, if any, shall also be subordinated to such interest or claim and shall remain subordinated to the liens and security interests on the Collateral of Senior Agent consistent with this Agreement. Each Subordinated Creditor agrees that it will consent to, and not object to or oppose, a sale or other disposition of any property securing all or any part of any Senior Debt free and clear of security interests, liens or other claims of Subordinated Creditors under the Bankruptcy Code, including Sections 363, 365 and 1129 of the Bankruptcy Code, if Senior Agent has consented to such sale or disposition. Each Subordinated Creditor agrees not to assert any right it may have in any Proceeding arising from any Company’s use, sale or other disposition of Collateral and agrees that it will not seek (or support any other Person seeking) to have any stay, whether automatic or otherwise, lifted with respect to any Collateral without the prior written consent of Senior Agent. Each Subordinated Creditor agrees that it will not, and will not permit, any of its Affiliates to, directly or indirectly provide, participate in or otherwise support, any financing in a Proceeding to any Company without the prior written consent of Senior Agent. No Subordinated Creditor will object to or oppose any adequate protection sought by Senior Agent or any Senior Lender or object to or oppose any motion by Senior Agent to lift the automatic stay or any other stay in any Proceeding. No Subordinated Creditor will seek or assert any right it may have for adequate protection of its interest in any Collateral, if any. Each Subordinated Creditor waives any claim it may now or hereafter have arising out of Senior Agent’s or Senior Lenders’ election, in any Proceeding, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Company, as debtor in possession. Each Subordinated Creditor further agrees that it shall not, without Senior Agent’s prior written consent, commence or continue any Proceeding, propose any plan of reorganization, arrangement or proposal or file any motion, pleading or material in support of any motion or plan of reorganization, arrangement or proposal that would impair the rights of the Senior Lenders, is in conflict with the terms of this Agreement, or is opposed by Senior Lenders or Senior Agent, or oppose any plan of reorganization or liquidation supported by Senior Agent.

(e) The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lenders and Subordinated Creditors even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding.

(f) Any claim that the Subordinated Creditors have by reason of Section 507(b) of the Bankruptcy Code, if any, may be satisfied under a plan of reorganization with cash, securities or other property, having a value, as of the effect date of such plan, equal to the allowed amount of such claim under Section 507(b).

2.3. Subordinated Debt Payment Restrictions. Notwithstanding the terms of the Subordinated Debt Documents, each Company hereby agrees that it may not make, and each Subordinated Creditor hereby agrees that it will not accept, any Distribution with respect to the Subordinated Debt until the Senior Debt is paid in full other than, subject to the terms of subsection 2.2 of this Agreement, Permitted Subordinated Debt Payments.

2.4. Subordinated Debt Standstill Provisions. Until the Senior Debt is paid in full, no Subordinated Creditor shall, without the prior written consent of Senior Agent, take any Enforcement Action with respect to the Subordinated Debt or under the Subordinated Debt Documents; provided, however, the Subordinated Creditors may, in accordance with the terms and conditions of the Benchmark 24 Month Notes (as in effect on the date hereof), elect to convert such note into common equity securities of Holdings. Any Distributions or other proceeds of any Enforcement Action obtained by any Subordinated Creditor shall in any event be held in trust by it for the benefit of Senior Agent and Senior Lenders and promptly paid or delivered to Senior Agent for the benefit of Senior Lenders in the form received until the Senior Debt is paid in full.

2.5. Incorrect Payments. If any Distribution on account of the Subordinated Debt not permitted to be made by a Company or accepted by a Subordinated Creditor under this Agreement is knowingly received by any Subordinated Creditor, such Distribution shall not be commingled with any of the assets of such Subordinated Creditor, shall be held in trust by such Subordinated Creditor for the benefit of Senior Secured Parties and shall be promptly paid over to Senior Agent for application (in accordance with the Senior Debt Documents) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is paid in full.

2.6. Subordination of Liens and Security Interests; Agreement Not to Contest; Sale of Collateral; Release of Liens. Until the Senior Debt has been paid in full, any liens and security interests of Subordinated Creditors in the Collateral, if any, which may exist shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of Senior Agent and Senior Lenders in the Collateral, regardless of the time, manner or order of perfection of any such liens and security interests and regardless of the validity, perfection or enforceability of such liens and security interests of Senior Agent. Each Subordinated Creditor agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the liens and security interests of Senior Agent and Senior Lenders in the Collateral securing the Senior Debt. In the event that a Company desires to sell, lease, license or otherwise dispose of any interest in any of the Collateral (including the equity interests of a Company) and Senior Agent consents to such Disposition, each Subordinated Creditor shall be deemed to have consented to such Disposition and such Disposition shall be free and clear of any liens and security interests of Subordinated Creditors in such Collateral, if any (and if such Disposition involves the equity interests of a Company, each Subordinated Creditor shall release such Company from any guaranty or other obligation owing to Subordinated Creditors), and any purchaser of any Collateral may rely on this Agreement as evidence of each Subordinated Creditor’s consent to such Disposition and that such Disposition is free and clear of any liens and security interests of such Subordinated Creditor in such Collateral, if any (and if such Disposition involves the equity interests of a Company, that such Company is released from any guaranty or other obligation owing to Subordinated Creditors). Each Subordinated Creditor shall (or shall cause its agent) to promptly execute and deliver to Senior Agent such termination statements and releases as Senior Agent shall request to effect the release of the liens and security interests of Subordinated Creditors in such Collateral, if any, in accordance with this subsection 2.6. In furtherance of the foregoing, each Subordinated Creditor hereby irrevocably appoints Senior Agent its attorney-in-fact, with full authority in the place and stead of such Subordinated Creditor and in the name of such Subordinated Creditor or otherwise, to execute and deliver any document or instrument which such Subordinated Creditor may be required to deliver pursuant to this subsection 2.6.

2.7. Sale, Transfer or other Disposition of Subordinated Debt.

(a) No Subordinated Creditor shall sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document: (i) without giving prior written notice of such action to Senior Agent, and (ii) unless, prior to the consummation of any such action, the transferee thereof shall execute and deliver to Senior Agent an agreement joining such transferee as a party to this Agreement as a Subordinated Creditor or an agreement substantially identical to this Agreement, providing for the continued subordination of the Subordinated Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of Senior Agent and Senior Lenders arising under this Agreement.

(b) Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors and assigns of any Subordinated Creditor, as provided in Section 9 hereof.

2.8. Legends. Until the termination of this Agreement in accordance with Section 15 hereof, each Subordinated Creditor will cause to be clearly, conspicuously and prominently inserted on the face of the Subordinated Note and any other Subordinated Debt Document, as well as any renewals or replacements thereof, the following legend:

“This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of April 20, 2017 among (inter alios) Brian McMahon, a natural person, as an Initial Subordinated Creditor, Fred Sacramone, a natural person, as an Initial Subordinated Creditor, FTE NETWORKS, INC., a Nevada corporation (“Holdings”), and LATERAL JUSCOM FEEDER LLC, as Senior Agent, to the indebtedness (including interest) owed by Holdings and its subsidiaries, pursuant to that certain Credit Agreement dated as of October 28, 2015 among the Holdings, its subsidiaries party thereto, Senior Agent and the lenders from time to time party thereto (the “Senior Credit Agreement”) and the other Senior Debt Documents (as defined in the Subordination Agreement), as such Senior Credit Agreement and other Senior Debt Documents have been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under those agreements as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.”

2.9. Obligations Hereunder Not Affected. All rights and interest of Senior Secured Parties hereunder, and all agreements and obligations of Subordinated Creditors and Companies hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any document evidencing any of the Senior Debt;

(b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Debt, or any other permitted amendment or waiver of or any release or consent to departure from any of the Senior Debt Documents;

(c) any exchange, subordination, release or non-perfection of any collateral for all or any of the Senior Debt;

(d) any failure of any Senior Secured Party to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement or any Senior Debt Document other than this Agreement;

(e) any reduction, limitation, impairment or termination of the Senior Debt for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Companies and Subordinated Creditors hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Debt; and

(f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Companies in respect of the Senior Debt or Subordinated Creditors in respect of this Agreement.

Each Subordinated Creditor acknowledges and agrees that Senior Secured Parties may in accordance with the terms of the Senior Debt Documents, without notice or demand and without affecting or impairing such Subordinated Creditor’s obligations hereunder, (i) modify the Senior Debt Documents; (ii) take or hold security for the payment of the Senior Debt and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as Senior Agent and Senior Lenders in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against any Company or any other Person. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Secured Parties and Subordinated Creditors even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed.

2.10. Marshaling. Each Subordinated Creditor hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require any Senior Secured Party to marshal any property of any Company or of any guarantor or other obligor of the Senior Debt for the benefit of any Subordinated Creditor.

2.11. Application of Proceeds from Sale or other Disposition of the Collateral. In the event of any Disposition (including a casualty loss or taking through eminent domain) of the Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied to the Senior Debt in the order and manner set forth in the Senior Debt Documents until such time as the Senior Debt is Paid in Full.

2.12. Rights Relating to Senior Agent’s Actions with respect to the Collateral. Each Subordinated Creditor hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing Senior Secured Parties from taking, or refraining from taking, any action with respect to all or any part of the Collateral. Without limitation of the foregoing, each Subordinated Creditor hereby agrees (a) that it has no right to direct or object to the manner in which a Senior Secured Party applies the proceeds of the Collateral resulting from the exercise by Senior Secured Parties of rights and remedies under the Senior Debt Documents to the Senior Debt, (b) that it waives any right to object to any action or inaction by any Senior Secured Party with respect to exercising its rights or remedies under the Senior Debt Documents or with respect to the Collateral (including in connection with any foreclosure or enforcement of liens in respect of Collateral), if any, and (c) no Senior Secured Party has assumed any obligation to act as the agent for any Subordinated Creditor with respect to the Collateral. No Subordinated Creditor shall object to any proposed retention or acceptance of Collateral by a Senior Secured Party in full or partial satisfaction of such Senior Secured Party’s Senior Debt and agrees that any such retention or acceptance by a Senior Secured Party shall be free and clear of Subordinated Creditors’ security interests and liens, if any.

2.13. Insurance Proceeds. Until the Senior Debt has been Paid in Full, Senior Agent shall have the sole and exclusive right, as against Subordinated Creditors, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to Senior Secured Parties, to the extent of the Senior Debt, and each Subordinated Creditor shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to the holders of Senior Debt (or any representative thereof). In the event the requisite holders of Senior Debt (or any representative thereof), in their or its sole discretion or pursuant to agreement with any Company, permits such Company to utilize the proceeds of insurance, the consent of the holders of Senior Debt (or any representative thereof) shall be deemed to include the consent of each Subordinated Creditor.

3. Modifications.

3.1. Modifications to Senior Debt Documents. Senior Lenders may at any time and from time to time without the consent of or notice to Subordinated Creditors, without incurring liability to Subordinated Creditors and without impairing or releasing the obligations of Subordinated Creditors under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt.

3.2. Modifications to Subordinated Debt Documents. Until the Senior Debt has been paid in full, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, Subordinated Creditors shall not, without the prior written consent of Senior Agent, (a) amend, modify or supplement the Subordinated Debt Documents, (b) take any liens or security interests in any assets of any Company or any of its subsidiaries or any other assets securing the Senior Debt or (c) obtain any guaranties or credit support from any Person in respect of the Subordinated Debt.

4. Representations and Warranties.

4.1. Representations and Warranties of Subordinated Creditors. Each Subordinated Creditor hereby represents and warrants to Senior Agent and Senior Lenders that as of the date hereof: (a) such Subordinated Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (b) the execution of this Agreement by such Subordinated Creditor will not violate or conflict with any material agreement binding upon such Subordinated Creditor or any law, regulation or order or require any consent or approval which has not been obtained; (c) this Agreement is the legal, valid and binding obligation of each Subordinated Creditor, enforceable against each Subordinated Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; and (e) Subordinated Creditors are the sole owners, beneficially and of record, of the Subordinated Debt Documents and the Subordinated Debt.

4.2. Representations and Warranties of Senior Agent. Senior Agent hereby represents and warrants to Subordinated Creditors that as of the date hereof: (a) Senior Agent is a limited liability company duly formed and validly existing under the laws of the State of Delaware; (b) Senior Agent has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (c) the execution of this Agreement by Senior Agent will not violate or conflict with the organizational documents of Senior Agent, any material agreement binding upon Senior Agent or any law, regulation or order or require any consent or approval which has not been obtained; and (d) this Agreement is the legal, valid and binding obligation of Senior Agent, enforceable against Senior Agent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

5. Subrogation; Recovery. Subject to the payment in full of the Senior Debt, Subordinated Creditors shall be subrogated to the rights of Senior Agent and Senior Lenders to receive Distributions with respect to the Senior Debt until the Subordinated Debt is paid in full. If Senior Agent or any Senior Lender is required to disgorge any proceeds of Collateral, payment or other amount received by such Person (whether because such proceeds, payment or other amount is invalidated, declared to be fraudulent or preferential or otherwise) or turn over or otherwise pay any amount (a “Recovery”) to the estate or to any creditor or representative of a Company or any other Person, then the Senior Debt shall be reinstated (to the extent of such Recovery) as if such Senior Debt had never been paid and to the extent any Subordinated Creditor has received proceeds, payments or other amounts to which such Subordinated Creditor would not have been entitled under this Agreement had such reinstatement occurred prior to receipt of such proceeds, payments or other amounts, such Subordinated Creditor shall turn over such proceeds, payments or other amounts to Senior Agent for reapplication to the Senior Debt. A Distribution made pursuant to this Agreement to Senior Agent or Senior Lenders which otherwise would have been made to Subordinated Creditors is not, as between the Companies and Subordinated Creditors, a payment by the Companies to or on account of the Senior Debt.

6. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by Senior Agent and each Subordinated Creditor, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

7. Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

8. Notices. Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, facsimile or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by facsimile, on the date of transmission if transmitted on a business day before 5:00 p.m. (New York time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, one business day after delivery to such courier properly addressed; or (d) if by United States mail, three business days after deposit in the United States mail, postage prepaid and properly addressed.

Notices shall be addressed as follows:

If to any Subordinated Creditor:

c/o Fred Sacramone

34 Haas Road

Basking Ridge, New Jersey 07920

With a copy to:

Pryor Cashman LLP

7 Times Square

New York, New York 10036

Attention: Eric M. Hellige, Esq.
Facsimile: 212.798.6380

If to a Company:

c/o FTE Networks, Inc.

999 Vanderbilt Beach Road, Suite 601

Naples, Florida 34109

Attention: Michael Palleschi, Chief Executive Officer

Facsimile: 877.781.2583

With a copy to:

K&L Gates LLP

200 S. Biscayne Blvd., Suite 3900

Miami, Florida 33131

Attention: Clayton E. Parker, Esq.
Facsimile: 305.358.7095

If to Senior Agent or Senior Lenders:

LATERAL JUSCOM FEEDER LLC

1825 South Grant Street, Suite 210

San Mateo, California 94402

Attention: Patrick Feeney

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 8.

9. Successors and Assigns; Permitted Refinancing. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Senior Agent, Senior Lenders, Subordinated Creditors and the Companies. To the extent permitted under the Senior Debt Documents, Senior Lenders may, from time to time, without notice to Subordinated Creditors, assign or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Agreement, and every permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto. Each Subordinated Creditor agrees that any party that consummates a Permitted Refinancing may rely on and enforce this Agreement. Each Subordinated Creditor further agrees that it will, at the request of Senior Agent, enter into an agreement, in the form of this Agreement, mutatis mutandis, with the party that consummates the Permitted Refinancing; provided, that the failure of any Subordinated Creditor to execute such an agreement shall not affect such party’s right to rely on and enforce the terms of this Agreement.

10. Relative Rights. This Agreement shall define the relative rights of Senior Secured Parties and Subordinated Creditors. Nothing in this Agreement shall (a) impair, as among the Companies and Senior Secured Parties and as between the Companies and Subordinated Creditors, the obligation of the Companies with respect to the payment of the Senior Debt and the Subordinated Debt in accordance with their respective terms or (b) affect the relative rights of Senior Secured Parties or Subordinated Creditors with respect to any other creditors of any Company.

11. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

12. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

15. Continuation of Subordination; Termination of Agreement. This Agreement shall be applicable both before and after the commencement of any Proceeding and all converted or succeeding cases in respect thereof. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code. This Agreement shall remain in full force and effect until the payment in full of the Senior Debt after which this Agreement shall terminate without further action on the part of the parties hereto; provided, that if any payment is, subsequent to such termination, recovered from any holder of Senior Debt, this Agreement shall be reinstated; provided, further that a Permitted Refinancing shall not be deemed to be payment in full of the Senior Debt.

16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

17. CONSENT TO JURISDICTION. EACH SUBORDINATED CREDITOR AND EACH COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE, COUNTY AND CITY OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO SENIOR AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH SUBORDINATED CREDITOR AND EACH COMPANY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH SUBORDINATED CREDITOR AND EACH COMPANY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH SUBORDINATED CREDITOR OR SUCH COMPANY AT ITS RESPECTIVE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE 10 DAYS AFTER THE SAME HAS BEEN POSTED.

18. WAIVER OF JURY TRIAL. EACH SUBORDINATED CREDITOR, EACH COMPANY AND SENIOR AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE SUBORDINATED DEBT DOCUMENTS OR ANY OF THE SENIOR DEBT DOCUMENTS. EACH SUBORDINATED CREDITOR, EACH COMPANY AND SENIOR AGENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE SENIOR DEBT DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH SUBORDINATED CREDITOR, EACH COMPANY AND SENIOR AGENT WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

19. Additional Company. Holdings shall cause any Person that becomes a Credit Party (as defined in the Senior Credit Agreement) to execute a joinder (in form and substance satisfactory to Senior Agent) to this Agreement to bind such Person to this Agreement as a Company.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Initial Subordinated Creditors, the Companies and Senior Agent have caused this Agreement to be executed as of the date first above written.

COMPANIES:	JUS-COM, INC., an Indiana corporation

By:
Name:
Title:

FTE NETWORKS, INC., a Nevada corporation

By:
Name:
Title:

UBIQ COMMUNICATIONS, LLC, a Nevada limited liability company

By:
Name:
Title:

FOCUS VENTURE PARTNERS, INC., a Nevada corporation

By:
Name:
Title:

FTE HOLDINGS, LLC, a Nevada limited liability company

By:
Name:
Title:

FTE PROPERTIES, LLC, a Nevada limited liability company

By:
Name:
Title:

FOCUS FIBER SOLUTIONS, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page – Subordination and Intercreditor Agreement]
[FTE Networks, Inc.]

FOCUS WIRELESS, LLC, a Delaware limited liability company

By:
Name:
Title:

OPTOS CAPITAL PARTNERS, LLC, a Delaware limited liability company

By:
Name:
Title:

CROSSLAYER, INC.

By:
Name:
Title:

[Signature Page – Subordination and Intercreditor Agreement]
[FTE Networks, Inc.]

SENIOR AGENT:	LATERAL JUSCOM FEEDER LLC, as Senior Agent

	By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

[Signature Page – Subordination and Intercreditor Agreement]
[FTE Networks, Inc.]

INITIAL SUBORDINATED CREDITOR:

Brian McMahon

INITIAL SUBORDINATED CREDITOR:

Fred Sacramone

[Signature Page – Subordination and Intercreditor Agreement]
[FTE Networks, Inc.]

EXHIBIT H-1

FORM OF HOLDINGS ASSUMPTION AGREEMENT

[Attached]

EXECUTION VERSION

HOLDINGS ASSUMPTION AGREEMENT

HOLDINGS ASSUMPTION AGREEMENT dated as of April 20, 2017 (the “Agreement”) among (1) FTE NETWORKS, INC., a Nevada corporation (“Holdings”), (2) JUS-COM, INC., an Indiana corporation (the “Initial Borrower”), (3) the other Credit Parties, (4) LATERAL JUSCOM FEEDER LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and (5) the Lenders party to the below referenced Credit Agreement.

RECITALS:

WHEREAS, this Agreement is entered into pursuant to that certain Amendment No. 3 to Credit Agreement dated as of April 20, 2017 (the “Amendment”) among (inter alios) Holdings, the Initial Borrower and the Administrative Agent, that amends that certain Credit Agreement dated as of October 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined in the Credit Agreement (after giving effect to the Amendment) and not otherwise defined herein are used herein as therein defined) among (inter alios) Holdings, the Initial Borrower and the Administrative Agent;

WHEREAS, pursuant to the Guaranty and Security Agreement dated as of October 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among (inter alios) Holdings and the Administrative Agent, Holdings (1) guaranteed the payment and performance of all Obligations of the Initial Borrower under the Credit Agreement and the other Loan Documents to which the Initial Borrower is a party and (2) granted Liens in favor of the Administrative Agent in all or substantially all of its assets to secure its Obligations under the Credit Agreement, the Security Agreement and each other Loan Document to which it is a party;

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that Holdings assume (on a joint and several basis with the Initial Borrower) the Obligations of the Initial Borrower, as “Borrower”, under the Credit Agreement; and

WHEREAS, in order to induce the Administrative Agent and the Lenders to execute and deliver the Amendment, and to make the Third Amendment Term Loans contemplated by the Credit Agreement, Holdings desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph.

NOW, THEREFORE, in consideration of the foregoing and the other benefits accruing to Holdings, the receipt and sufficiency of which are hereby acknowledged, Holdings covenants and agrees with the Administrative Agent and each Lender as follows:

(1)	Agreement.

(a)	Holdings hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it shall be fully bound by, and subject to, and assumes all of the covenants, terms, obligations (including, without limitation, all payment obligations) and conditions of the Credit Agreement and the other Loan Documents applicable to a Person composing the Borrower thereunder as though originally party thereto as the Borrower, and Holdings shall be deemed a Person composing the Borrower (together with each other Person composing the Borrower under the Credit Agreement) for all purposes of the Credit Agreement from and after the date hereof.

(b)	By its signature below, each other Person composing the Borrower, the Lenders and the Administrative Agent hereby agrees and consents to Holdings becoming bound by, and subject to, the terms and conditions of the Credit Agreement as provided herein, and agrees and acknowledges that Holdings shall be afforded the benefits of the Borrower under the Credit Agreement, in accordance with the terms and conditions thereof as provided herein, in each case as fully and the same as if Holdings was originally party thereto as a Person composing the Borrower thereunder.

(c)	Holdings acknowledges and confirms that it has received a copy of the Credit Agreement, the other Loan Documents and all schedules and exhibits thereto and has reviewed and understands all of the terms and provisions thereof.

(2)	Effect of this Agreement. Except as expressly provided in this Agreement, the Credit Agreement shall remain in full force and effect, without modification or amendment.

(3)	Successors and Assigns; Entire Agreement. This Agreement is binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns. This Agreement, the Credit Agreement and the Loan Documents set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement is a Loan Document.

(4)	Headings and Counterparts. The descriptive headings of this Agreement are for convenience or reference only and do not constitute a part of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by way of facsimile transmission or other electronic transmission capable of authentication, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

(5)	Miscellaneous. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Sections 9.18(b), 9.18(c), 9.18(d), and 9.19 of the Credit Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and the parties hereto hereby agree that such provisions shall apply to this Amendment with the same force and effect as if set forth herein in their entirety.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Holdings, the Lenders the Administrative Agent have executed this Agreement as of the date first written above.

HOLDINGS:	FTE NETWORKS, INC.

By:
Name:
Title:

[Signature Page – Holdings Assumption Agreement]

ADMINISTRATIVE AGENT:	LATERAL JUSCOM FEEDER LLC, as Administrative Agent

	By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

LENDER:	LATERAL JUSCOM FEEDER LLC, as a Lender

	By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

LENDER:	LATERAL FTE FEEDER LLC, as a Lender

	By:	Lateral Global Investors, LLC, its Manager

By:
Richard de Silva, Manager

LENDER:	LATERAL U.S. CREDIT OPPORTUNITIES FUND, L.P., as a Lender

	By:	Lateral Credit Opportunities, LLC, its General Partner

By:
Richard de Silva, Manager

[Signature Page – Holdings Assumption Agreement]

AGREED AND CONSENTED TO BY THE PERSONS COMPOSING THE BORROWER:

INITIAL BORROWER:	JUS-COM, INC.

By:
Name:
Title:

OTHER CREDIT PARTIES:	UBIQ COMMUNICATIONS, LLC, a Nevada limited liability company

By:
Name:
Title:

FOCUS VENTURE PARTNERS, INC., a Nevada corporation

By:
Name:
Title:

FTE HOLDINGS, LLC, a Nevada limited liability company

By:
Name:
Title:

[FTE PROPERTIES, LLC, a Nevada limited liability company]

By:
Name:
Title:

FOCUS FIBER SOLUTIONS, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page – Holdings Assumption Agreement]

FOCUS WIRELESS, LLC, a Delaware limited liability company

By:
Name:
Title:

OPTOS CAPITAL PARTNERS, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page – Holdings Assumption Agreement]

EXHIBIT P-1

FORM OF PERFECTION CERTIFICATE

[Attached]

PERFECTION CERTIFICATE

April [●], 2017

Reference hereby is made to that certain Credit Agreement dated as of October 28, 2015 (the “Credit Agreement”) among, inter alios, the below referenced Company, and Lateral Juscom Feeder LLC, as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement

The undersigned, the [●] of [●] (the “Company”), hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(1)	NAMES OF THE COMPANY

(A)	The name of the Company as it appears in its current Organizational Documents is:___________________________________________________________.

(B)	The federal employer identification number of the Company is:________________________.

(C)	The Company is formed under the laws of the State of __________________________.

(D)	The organizational identification number of the Company is: __________________________.

(E)	The Company is duly qualified to transact business as a foreign entity in the following jurisdictions (list jurisdictions other than jurisdiction of formation):_______________________.

(F)	The Company has not changed its jurisdiction of organization or incorporation at any time since the Closing Date (or, in the case of Benchmark, in the five years prior to the date hereof).

(G)	Other than the Benchmark Acquisition, the Company has not been a party to an acquisition of all or substantially all of the assets of any Person, or otherwise consummated a merger, amalgamation or other similar transaction at any time during the five years prior to the date hereof.

(2)	SUBSIDIARIES OF THE COMPANY.

(A)	The legal name (and, in the case of Benchmark, each tradename used in the last five years), federal employer identification number and organizational identification number of each subsidiary of the Company is as follows.

Name	Fed. Employer ID No.	Organizational ID No.

(B)	The following is a list of the respective jurisdictions of formation of each subsidiary of the Company:

Perfection Certificate

[  ]

Name	Jurisdiction

(C)	No subsidiary of the Company has changed its jurisdiction of organization or incorporation at any time since the Closing Date (or, in the case of Benchmark, in the five years prior to the date hereof).

(D)	Schedule A hereto is a true and correct organizational chart of the Company and its subsidiaries.

(3)	LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

(A)	The chief executive offices of the Company and its subsidiaries are presently located at the following addresses:

Company/Subsidiary	Complete Street and Mailing Address, including County and Zip Code

(B)	The Company’s books and records and those of its subsidiaries are located at the following additional addresses (if different from the above):

Company/Subsidiary	Complete Street and Mailing Address, including County and Zip Code

(C)	The following are all the locations where the Company and its subsidiaries own, lease, or occupy any real property (and, in the case of Benchmark, the address of any chief executive office in the last five years) (if different from the above) :

Company/Subsidiary	Complete Street and Mailing Address, including County and Zip Code

Perfection Certificate

[  ]

(4)	SPECIAL TYPES OF COLLATERAL

(A)	The Company and its subsidiaries own (or have rights in) the following kinds of assets. (If the answer is “Yes” to any of the following questions, Schedule B hereto describes each such asset owned by the Company or its subsidiaries and identifying which party owns the asset

Copyrights or copyright applications	Yes [ ] No [ ]
Patents and patent applications	Yes [ ] No [ ]
Trademarks or trademark applications (including any service marks, collective marks and certification marks	Yes [ ] No [ ]
Stocks, bonds or other securities	Yes [ ] No [ ]
Promissory notes, or other instruments or evidence of indebtedness	Yes [ ] No [ ]

(B)	The following are all institutions at which the Company and its subsidiaries maintain any deposit, securities or commodities accounts:

Company/Subsidiary	Bank/Securities/Commodities Intermediary Name	Account Number(s)	Branch Address

(C)	The following is a list of letters of credit naming the Company or any subsidiary as “beneficiary” thereunder:

LC Number	Name of LC Issuer	LC Applicant

Perfection Certificate

[  ]

[Signature Page Follows]

The Company agrees to advise you of any change or modification to any of the foregoing information or any supplemental information provided on any continuation pages attached hereto, and, until such notice is received by you, you shall be entitled to rely upon such information and presume it is correct. The Company acknowledges that your acceptance of this Perfection Certificate does not imply any commitment on your part to enter into a loan transaction with the Company.

[●]

By:
Name:
Title:

Schedule A

Organizational Chart

[See Attached]

Schedule B

Special Collateral